OFF-BALANCE SHEET RISK	12 Months Ended
Dec. 31, 2012
OFF-BALANCE SHEET RISK
OFF-BALANCE SHEET RISK

9.              OFF-BALANCE SHEET RISK

The nature of this Partnership has certain risks, which cannot all be presented on the consolidated financial statements.  The following summarizes some of those risks.

Market Risk

Derivative contracts involve varying degrees of off-balance sheet market risk.  Changes in the level or volatility of interest rates, foreign currency exchange rates or the market values of the financial contracts or commodities underlying such open derivative contracts frequently result in changes in the Partnership’s net unrealized profit (loss) / market value on such derivative contracts as reflected in the Consolidated Statements of Financial Condition.  The Partnership’s exposure to market risk is influenced by a number of factors, including the relationships among the derivative contracts held by the Partnership as well as the volatility and liquidity of the markets in which the derivative contracts are traded.  Investments in foreign markets may also entail legal and political risks.

For derivatives, risks arise from changes in the market value of the contracts.  Theoretically, the Partnership is exposed to a market risk equal to the notional contract value of futures and forward currency contracts purchased and unlimited liability on such contracts sold short.

BRIM has procedures in place intended to control market risk exposure, although there can be no assurance that it will, in fact, succeed in doing so.  These procedures focus primarily on monitoring the trading of the Trading Advisors, calculating the net asset value of the Partnership as of the close of business on each day and reviewing outstanding positions, or reallocating Partnership assets among Trading Advisors (although typically only as of the end of a month) for over-concentrations. BRIM’s basic risk control procedures consist simply of the ongoing process of Trading Advisor monitoring, with the market risk controls being applied by the Trading Advisors themselves.

Credit Risk

The risks associated with exchange-traded contracts are typically perceived to be less than those associated with OTC (non-exchange-traded) transactions, because exchanges typically (but not universally) provide clearinghouse arrangements in which the collective credit (in some cases limited in amount, in some cases not) of the members of the exchange is pledged to support the financial integrity of the exchange. In OTC transactions, on the other hand, traders must rely solely on the credit of their respective individual counterparties. Margins, which may be subject to loss in the event of a default, are generally required in exchange trading, and counterparties may also require margin in the OTC markets.

The Partnership, in its normal course of business, enters into various contracts, with Clearing Brokers acting as its commodity brokers. Pursuant to the brokerage agreements with Clearing Brokers (which includes netting arrangements with each broker), to the extent that such trading results in receivables from and payables to Clearing Brokers, these receivables and payables are offset and reported as a net receivable or payable and included in the Consolidated Statements of Financial Condition under Equity in commodity futures trading accounts.

Concentration Risk

The amount of required margin and good faith deposits with the brokers usually ranges from 1% to 10% of net asset value of the Partnership.  The cash and cash equivalents held to satisfy such requirements at December 31, 2012 and 2011 was $17,940,020 and $17,272,542 respectively, which equals 6.86% and 4.36% of net asset value of the Partnership, respectively.

The Partnership has a substantial portion of its assets on deposit with financial institutions.  In the event of a financial institution’s insolvency, recovery of Partnership assets on deposit may be limited to account insurance or other protection afforded such deposits.